UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2007

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, 43rd Floor New York, New York	10055

(Address of principal executive offices)	(Zip Code)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2007, Evercore Partners Inc. (the “Company”) paid bonuses for 2006 for certain of the Company’s executive officers as set forth below:

Name and Principal Position	2006 Bonus Payments
Roger C. Altman Chairman and Co-Chief Executive Officer	$750,000
Austin M. Beutner President, Co-Chief Executive Officer and Chief Investment Officer	$750,000
Pedro Aspe Vice Chairman	$97,261
Eduardo Mestre Vice Chairman	$2,000,000
David E. Wezdenko Chief Financial Officer	$112,000
Adam B. Frankel General Counsel	$166,000

The amounts above represent bonus payments for the portion of 2006 that the firm was a publicly traded company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCORE PARTNERS INC.

Date: March 2, 2007	By:	/s/ Adam B. Frankel
Adam B. Frankel
	Title:	General Counsel

3